SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 3, 1997



                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                      47-0648386
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
incorporation or organization)         Number)             Identification No.)


INTERSTATE 80 & HIGHWAY 50
POST OFFICE BOX 37308
OMAHA, NEBRASKA                      68137                      (402)895-6640
(Address of principal             (Zip Code)   (Registrant's telephone number)
   executive offices)

ITEM 5.   OTHER EVENTS.

     On April 3, 1997, the registrant announced the promotion of Gregory L. Werner to the position of President. Details of the announcement are contained in the news release issued by the registrant on April 3, 1997. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99     News release issued by the registrant on April 3, 1997.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      April 9, 1997                By:  /s/ John J. Steele
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      April 9, 1997                By:  /s/ James L. Johnson
                                             James L. Johnson
                                             Corporate Secretary and Controller